Company Contact: Yaron Eitan President and Chief Executive Officer Vector Intersect Security Acquisition Corporation (201) 708-9803 yeitan@selway.com	Investor Relations: John McNamara Cameron Associates (212) 245-8800 Ext. 205 john@cameronassoc.com

FOR IMMEDIATE RELEASE:

VECTOR INTERSECT SECURITY ACQUISITION CORPORATION
FILES SUPPLEMENTS TO PROXY STATEMENT

Ridgefield Park, NJ – December 18, 2008 –  Vector Intersect Security Acquisition Corporation (OTCBB: VTRQ), a special purpose acquisition company, today announced it has filed two supplements to its definitive proxy materials relating to the previously announced acquisition of Cyalume Light Technologies Inc. with the U.S. Securities Exchange Commission.  The supplements are available through the SEC’s web site at http://www.sec.gov.  Stockholders are urged to read these supplements carefully as they include important information with respect to the acquisition of Cyalume Light Technologies.

Vector is seeking to acquire Cyalume Light Technologies, Inc., a leading provider of safety, security and training products for the U.S. and other militaries.  The acquisition is subject to the approval of existing Vector shareholders, among other closing considerations.  Vector has scheduled a special meeting of stockholders at which the acquisition of Cyalume Light Technologies Inc, among other matters, will be voted on.  The meeting will take place on December 19, 2008 at the offices of Loeb & Loeb, 345 Park Avenue, New York, N.Y. 10154 at 8:00 am, Eastern Time.

Shareholders having questions about the special meeting may contact Karen Smith at our proxy solicitor Advantage Proxy at (206) 870-8565.

About Vector Intersect Security Acquisition Corp.
Vector Intersect Security Acquisition Corp. is a blank check company recently formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business in the security and defense industries.

About Cyalume Light Technologies
Cyalume Technologies is the world leader in the chemiluminescent industry. We provide dependable light for uses by militaries, police, fire and other public safety organizations in the U.S., NATO countries and the Middle East.  Our chemical lights are depended on in emergencies such as blackouts, industrial accidents, acts of terrorism and natural disasters.  We manufacture a full complement of Military grade Cyalume® brand, Industrial grade SnapLight® brand and Consumer grade SafetyBright® brand emergency lighting solutions.  The company employs 200 people at its locations in West Springfield Massachusetts and Aix-en-Provence, France.

Safe Harbor

This press release may contain certain forward-looking statements including statements with regard to the future performance of Vector Intersect Security Acquisition Corporation (“Vector”). Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties that are detailed in Vector’s Prospectus and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Stockholders of Vector are advised to read, when available, each preliminary proxy statement of Vector and its definitive proxy statement in connection with its solicitation of proxies for a special meeting of stockholders because they will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of Cyalume.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Vector Security Intersect Acquisition Corporation, 65 Challenger Road, Ridgefield Park, NJ, 07660.  Each preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov.

Vector and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Vector’s stockholders to be held to approve the acquisition of Cyalume.  Information regarding Vector’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements.  No person other than Vector has been authorized to give any information or to make any representations on behalf of Vector or Cyalume in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Vector.